STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund

Stone Harbor High Yield Bond Fund

Supplement dated November 7, 2008 to the

Statement of Additional Information dated September 29, 2008

The first paragraph under the heading “NET ASSET VALUE” on page 52 of the Statement of Additional Information is revised to read in its entirety as follows:

The following is a description of the procedures used by each Fund in valuing its assets.  Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time).  With respect to each Fund, such calculation is determined on each day that the NYSE and the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.